UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2022 (August 31, 2022)

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

1770 Hempstead Road Lancaster, PA	17605
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	n/a	n/a

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 8, 2022, Armstrong Flooring, Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiaries Armstrong Flooring Latin America, Inc., a Delaware corporation (“AFI Latin America”), Armstrong Flooring Canada Ltd., a British Columbia corporation (“AFI Canada”), and AFI Licensing LLC, a Delaware limited liability company (“AFI Licensing” and, together with the Company, AFI Latin America and AFI Canada, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The chapter 11 cases are being administered under the caption In re Armstrong Flooring, Inc., et al. (Case No. 22-10426) (the “Chapter 11 Cases”).

As previously disclosed, the Company has consummated three separate transactions in which it, directly or indirectly, sold substantially all of its assets globally. On August 31, 2022, in connection with the closing of these transactions and related wind down of the Company’s remaining operations, Christopher S. Parisi departed from his position as Senior Vice President, General Counsel, Secretary and Chief Compliance Officer of the Company.

Cautionary Information Regarding Trading in the Company’s Securities.

As previously disclosed, the Company has, directly or indirectly, sold substantially all of its assets globally, and the Company is now expected to be wound down. Holders of the Company’s equity securities will likely be entitled to no recovery on their investment following the Chapter 11 Cases, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value to be realized, if any, by holders of the Company’s securities in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Michel Vermette
Michel Vermette
President and Chief Executive Officer

Date: September 7, 2022

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